SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 14, 2003
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation
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       Delaware                                          52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               --------------------------
      (99)                                      Collateral Term Sheets
                                                prepared by Banc of
                                                America Securities LLC
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-H

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


August 14, 2003

                                   By:      /s/ Alan S. McKenney
                                            ------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Banc of
                        America Securities LLC
                        in connection with Wells
                        Fargo Asset Securities
                        Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2003-H

Exhibit No. 99